Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment No. 1”) is entered into as of December 7, 2009, among GOODMAN GLOBAL, INC., a Delaware corporation (the “Borrower”), CHILL INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), each other Guarantor, each Lender party hereto, and GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as administrative agent for the Lenders (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Administrative Agent, GECC, as collateral agent for the Secured Parties, and the Lenders party thereto have entered into that certain Term Loan Credit Agreement, dated as of February 13, 2008 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein and consent to the transactions contemplated hereby;

WHEREAS, the Required Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrower intends to amend the Revolving Credit Agreement (the “Revolving Loan Amendment”) as of the date hereof to agree to and effectuate correspondingly the same amendments contained in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment of Credit Agreement. Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of Holdings and the Borrower, the parties hereto hereby agree to the following amendments, which amendments refer to the Credit Agreement unless specifically noted otherwise:

(a) Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

“Amendment No. 1” shall mean that certain First Amendment to this Agreement, dated as of December 7, 2009, among the Borrower, Holdings and each other Guarantor, each Lender party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” shall have the meaning specified in Section 3 of Amendment No. 1.

“Amendment No. 1 Effective Date Dividend” shall mean a one-time Dividend made and paid in cash by the Borrower to Holdings and, in turn, by Holdings to its stockholders, in an aggregate amount of up to $115,000,000; provided that, such Dividend is paid prior to December 31, 2009.

(b) Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the words “or 9.6(k)” after the words “Section 9.6(f)” in clause (b)(viii) of the definition of Excess Cash Flow.

(c) Amendment to Section 9.6 of the Credit Agreement. Section 9.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) thereof and replacing the same with a semi-colon and the word “and” and (iii) adding the following new Section 9.6(k) immediately after Section 9.6(j) of the Credit Agreement:

“(k) The Borrower may pay the Amendment No. 1 Effective Date Dividend to Holdings, and Holdings may, in turn, pay all amounts received therefrom to its stockholders; provided that, at the time of any such payment and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.”

(d) Amendment to Section 12.5(a)(i) of the Credit Agreement. Section 12.5(a)(i) of the Credit Agreement is hereby amended by replacing the words “Weil, Gotshal & Manges LLP” with the words “Latham & Watkins LLP”.

3. Conditions.

The effectiveness of this Amendment No. 1 is subject to the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Amendment No. 1 Effective Date”):

(a) receipt by the Administrative Agent on or before the Amendment No. 1 Effective Date of duly executed and delivered counterparts of this Amendment No. 1 that, when taken together, bear the signatures of Holdings, the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b) receipt by the Administrative Agent of a copy of the Revolving Loan Amendment and evidence that the Revolving Loan Amendment has been executed and delivered and is in full force and effect, or shall become effective, substantially simultaneously with the effectiveness of this Amendment No. 1, in accordance with its terms;

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(c) the truth and accuracy of the representations and warranties contained in Section 4 hereof;

(d) receipt by the Administrative Agent on or before the Amendment No. 1 Effective Date for the account of each Lender that has executed and delivered a signature page approving this Amendment No. 1 on or before 5 p.m. (New York City time) on December 4, 2009 of a fee (the “Amendment Fee”) in an amount equal to 0.25% of the aggregate outstanding principal amount of such Lender’s Loans as of such date;

(e) receipt by the Administrative Agent on or before the Amendment No. 1 Effective Date of all fees required to be paid to the Administrative Agent as have been separately agreed upon, and all reasonable out-of-pocket expenses of the Administrative Agent for which invoices have been presented (including reasonable fees, disbursements and other charges of one firm of counsel to the Administrative Agent); and

(f) no Default or Event of Default has occurred or is continuing.

4. Representations and Warranties. Each of Holdings and the Borrower makes the following representations and warranties to, and agreements with, the Administrative Agent and the Lenders, all of which shall survive the execution and delivery of this Amendment No. 1:

(a) No Default; Previous Representations and Warranties. Immediately before and after giving effect to this Amendment No. 1, (a) no Default or Event of Default has occurred or is continuing under the Credit Documents and (b) all representations and warranties made by Holdings and the Borrower contained in the Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Corporate Status. Each of Holdings and the Borrower (a) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(c) Corporate Power and Authority; Enforceability. Each of Holdings and the Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment No. 1 and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment No. 1. Each of Holdings and the Borrower has duly executed and delivered this Amendment No. 1, and this Amendment No. 1 constitutes the legal, valid and binding obligation of Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a

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proceeding in equity or law). Each of Holdings and the Borrower (a) is in compliance with all Applicable Laws and (b) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted except, in each case to the extent that failure to be in compliance therewith or to have all such licenses, authorizations, consents and approvals could not reasonably be expected to have a Material Adverse Effect.

(d) No Violation. None of (a) the execution, delivery and performance by Holdings or the Borrower of this Amendment No. 1 and compliance with the terms and provisions thereof or (b) the consummation of this Amendment No. 1 and the transactions contemplated herein on the relevant dates therefor (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any of Holdings or the Borrower (other than Liens created under the Credit Documents and the Revolving Credit Documents) pursuant to, the terms of any indenture, loan agreement, lease agreement, mortgage or deed of trust or any other Contractual Obligation to which Holdings or the Borrower is a party or by which they or any of their property or assets is bound, except to the extent that any such conflict, breach, contravention, default, creation or imposition could not reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the Organizational Documents of Holdings or the Borrower.

5. No Waiver. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as expressly amended hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. Holdings and the Borrower hereby acknowledge and agree that, as of the Amendment No. 1 Effective Date, references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 1. Holdings and the Borrower hereby agree and acknowledge that this Amendment No. 1 shall be deemed to be a Credit Document pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

6. Severability. In case any provision of or obligation under this Amendment No. 1 shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7. Headings. Headings and captions used in this Amendment No. 1 (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8. GOVERNING LAW. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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9. Submission to Jurisdiction; Waiver. Each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Amendment No. 1 to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in Section 12.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 any special, exemplary, punitive or consequential damages.

10. WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 1 AND FOR ANY COUNTERCLAIM THEREIN.

11. Counterparts; Integration. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile, e-mail or other electronic transmission (e.g., “pdf”) shall bind the parties hereto. This Amendment No. 1 constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

12. No Novation. This Amendment No. 1 is not intended and shall not be deemed or construed to constitute a novation of the Credit Agreement or any Indebtedness evidenced thereby.

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13. Acknowledgment and Reaffirmation. Each of Holdings and the Borrower, as debtor, grantor, pledgor, assignor, or in other any other similar capacity in which Holdings and the Borrower grant liens or security interests in their properties or otherwise act as accommodation party, as the case may be, under the Credit Documents hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent Holdings and the Borrower granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed its Obligations under or with respect to the Credit Documents, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Holdings and the Borrower acknowledge and agree that each of the Credit Documents, as amended or amended and restated hereby, remains in full force and effect and is hereby ratified and reaffirmed, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1. Except as specifically set forth herein, the execution of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

14. Ratification by Guarantors. Each Guarantor (other than Holdings) acknowledges that its consent to this Amendment No. 1 is not required, but each such Guarantor nevertheless hereby agrees and consents to this Amendment No. 1 and to the documents and agreements referred to herein. Each Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment No. 1, such Guarantor’s Guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of any such Guarantor’s Guarantee or any other Credit Document executed by any Guarantor (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 14. Each Guarantor hereby further acknowledges that Holdings, the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Credit Documents without notice to or consent from any Guarantor and without affecting the validity or enforceability of any Guarantor’s Guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s Guarantee.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHILL INTERMEDIATE HOLDINGS, INC.,
as Holdings

By:	/s/ Lawrence M. Blackburn
Name: Lawrence M. Blackburn
Title: EVP & CFO

GOODMAN GLOBAL, INC.,
as Borrower

By:	/s/ Lawrence M. Blackburn
Name: Lawrence M. Blackburn
Title: EVP & CFO

[Signature Page to Goodman Global Term Loan Amendment No. 1]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ Andrew Crain
Name: Andrew Crain
Title: Duly Authorized Signatory

[Signature Page to Goodman Global Term Loan Amendment No. 1]

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Bank of Tokyo-Mitsubishi UFJ Trust Company as Lender

/s/ Lawrence Elkins
Name:	Lawrence Elkins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Sumitomo Mitsui Banking Corporation, as Lender

/s/ William M. Ginn
Name: William M. Ginn
Title: Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Golub Capital Senior Loan Opportunity Fund Ltd., as Lender

By: Golub Capital Incorporated, as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Golub Capital Management CLO 2007-1, Ltd., as Lender

By: Golub Capital Management LLC, as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Golub Capital Funding CLO -8, Ltd., as Lender

By: Golub Capital Partners Management Ltd, as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Pioneer Floating Rate Fund, as Lender

/s/ Daniel P. Gilbert
Name:	Daniel P. Gilbert
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Montpelier Investments Holdings Ltd., as Lender

/s/ Daniel P. Gilbert
Name:	Daniel P. Gilbert
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Pioneer Diversified High Income Trust, as Lender

/s/ Daniel P. Gilbert
Name:	Daniel P. Gilbert
Title:	Vice President

PUTNAM VARIABLE TRUST – PVT
HIGH YIELD FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

ACCT#- Asset Conservative

PUTNAM INVESTMENT MANAGEMENT, LLC

on behalf of its series, ASSET ALLOCATION CONSERVATIVE

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

ACCT# 256- Asset Balance

PUTNAM ASSET ALLOCATION FUND BALANCED PORTFOLIO

By: Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

ACCT# 2QM- Asset Growth

PUTNAM INVESTMENT MANAGEMENT LLC,

on behalf of its series, ASSET ALLOCATION GROWTH

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND

By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name: Angela Patel
Title: Vice President

The Putnam Advisory Company, LLC on behalf of Putnam

Global Funds – Putnam Worldwide Income Fund

/s/ Lauren Silk
Name: Lauren Silk
Title: Vice President

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PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

Putnam Variable Trust – Putnam VT Global Asset Allocation Fund

by Putnam Investment Management, LLC

/s/ Lauren Silk
Name: Lauren Silk
Title: Vice President

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PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

PUTNAM TOTAL RETURN TRUST

By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

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PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

THE PUTNAM ADVISORY

COMPANY, LLC ON BEHALF

OF INTERPOLIS PENSIOENEN

GLOBAL HIGH YIELD POOL

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

PUTNAM RETIREMENT

ADVANTAGE GAA BALANCE

PORTFOLIO

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

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PUTNAM RETIREMENT

ADVANTAGE GAA GROWTH

PORTFOLIO

by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: Vice President

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THE PUTNAM ADVISORY

COMPANY, LLC ON BEHALF OF IG

PUTNAM HIGH YIELD INCOME

FUND

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

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THE PUTNAM ADVISORY COMPANY, LLC

ON BEHALF OF STICHTING PENSIOENFONDS

VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7th, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LeverageSource III S.a.r.l., as Lender

/s/ Lynette Skrehot
Name: Lynette Skrehot
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

BARCLAYS BANK PLC

,
as Lender

/s/ Kevin Cullen
Name: Kevin Cullen
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Blue Shield of California, as Lender

/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin CLO V, Limited, as Lender

/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin CLO VI, Limited, as Lender

/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin Floating Rate Master Series, as Lender

/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin Floating Rate Daily Access Fund, as Lender

/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin Templeton Series II Funds Floating Rate II Fund,

as Lender

/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Franklin Templeton Limited Duration Income Trust,

as Lender

/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

CRÉDIT INDUSTRIEL ET COMMERCIAL, as Lender

/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

/s/ Anthony Rock
Name:	Anthony Rock
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

OAK HILL CREDIT PARTNERS II, LIMITED, as Lender

By: Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED, as Lender

By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as Lender

By: Oak Hill CLO Management IV, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA FINLANDIA CREDIT FUND, as Lender

By:	/s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

OAK HILL CREDIT PARTNERS V, LIMITED, as Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

FUTURE FUND BOARD OF GUARDIANS, as Lender

By: Oak Hill Advisors, L.P. As its Investment Advisor

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD.

By: Oak Hill Advisors, L.P. As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

GMAM GROUP PENSION TRUST I

By:	STATE STREET BANK AND TRUST COMPANY, solely as Trustee

By:	/s/ Timothy Norton
Name:	Timothy Norton
Title:	Officer

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill Separate Account Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DEC. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

KKR Financial CLO 2007-A, Ltd, As Lender

/s/ Mark Casanova
Name: Mark Casanova
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

WhiteHorse II, Ltd.
By WhiteHorse Capital Partners, L.P
As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.
,
as Lender

/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

WhiteHorse III, Ltd.
By WhiteHorse Capital Partners, L.P
As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.
,
as Lender

/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:
Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

,
as Lender

/s/ John P. Thacker
Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:
Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD., or an affiliate

,
as Lender

/s/ John P. Thacker
Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:
Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD., or an affiliate

,
as Lender

/s/ John P. Thacker
Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:
Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VII, LTD., or an affiliate

,
as Lender

/s/ John P. Thacker
Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

OLYMPIC CLO I LTD,
as Lender

/s/ John Casparian
Name: John Casparian
Title: Co-President, Churchill Pacific Asset Management

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

SAN GABRIEL CLO I LTD, as Lender

/s/ John Casparian
Name: John Casparian
Title: Co-President, Churchill Pacific Asset Management

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

SHASTA CLO I LTD, as Lender

/s/ John Casparian
Name: John Casparian
Title: Co-President, Churchill Pacific Asset Management

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

SIERRA CLO II LTD, as Lender

/s/ John Casparian
Name: John Casparian
Title: Co-President, Churchill Pacific Asset Management

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

WHITNEY CLO I LTD. as Lender

/s/ John Casparian
Name: John Casparian
Title: Co-President, Churchill Pacific Asset Management

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Nob Hill CLO, Limited
as Lender

	By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Nob Hill CLO II, Limited
as Lender

	By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

For the Following Funds:

ING Prime Rate Trust
ING International (II) - Senior Bank Loans Euro

By: ING Investment Management Co., as its investment manager

ING Investment Management CLO I, LTD.
By: ING Investment Management Co., as its investment manager

ING Investment Management CLO II, LTD.
ING Investment Management CLO III, LTD.
ING Investment Management CLO IV,LTD.
ING Investment Management CLO V, LTD.

By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund By: ING Investment Trust Co. as its trustee as Lender

/s/ Robert Wilson
Name: Robert Wilson
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Golden Knight II CLO, Ltd., as Lender

[ILLEGIBLE]
Name: PORTFOLIO MANAGER
Title:
LORD ABBET & CO. LLC AS COLLATERAL MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Lord Abbett Investment Trust- Lord Abbett Floating Rate Fund, as Lender

[ILLEGIBLE]
Name:	PORTFOLIO MANAGER
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ZOHAR III, LIMITED

By:	Patriarch Partners XV, LLC, its Collateral Manager

By:	/s/ Lynn Tilton
	Name:	Lynn Tilton
	Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Ariel Reinsurance Company Ltd.

BlackRock Senior High Income Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Defined Opportunity Credit Trust

BlackRock Limited Duration Income Trust

BlackRock Senior Income Series II

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

Master Senior Floating Rate LLC

Missouri State Employees’ Retirement System

BlackRock Fixed Income Portable Alpha Master Series Trust

Senior Loan Portfolio

BlackRock Senior Floating Rate Portfolio,

as Lender

/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12/7/09 , 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ECP CLO 2008-1, LTD
Silvermine Capital Management LLC
As Portfolio Manager as Lender

/s/ Gregory C. Smith
Name:	Gregory C. Smith
Title:	Vice President Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12/7/09, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

COMSTOCK FUNDING LTD.
Silvermine Capital Management LLC
As Collateral Manager as Lender

/s/ Gregory C. Smith
Name:	Gregory C. Smith
Title:	Vice President Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12/7/09, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

CANNINGTON FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager as Lender

/s/ Gregory C. Smith
Name:	Gregory C. Smith
Title:	Vice President Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12/7/09, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LOAN FUNDING XIII for itself or as agent For Corporate Funding XIII, as a Lender as Lender

/s/ Gregory C. Smith
Name:	Gregory C. Smith
Title:	Vice President Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12/7/09, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

GREENS CREEK FUNDING LTD.
Silvermine Capital Management LLC
As Investment Manager as Lender

/s/ Gregory C. Smith
Name:	Gregory C. Smith
Title:	Vice President Silvermine Capital Management, LLC

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Malibu CBNA Loan Funding LLC
as Lender

/s/ Peter Thanoukos
Name:	Peter Thanoukos
Title:	AS ATTORNEY-IN-FACT

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Bridgeport CLO Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Bridgeport CLO II Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Burr Ridge CLO Plus Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Cumberland II CLO Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Forest Creek CLO Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Long Grove CLO Ltd.
By:	Deerfield Capital Management LLC As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Marquette Park CLO Ltd.
By:	Deerfield Capital Management LLC
As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Market Square CLO Ltd.
By:	Deerfield Capital Management LLC
As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Schiller Park CLO Ltd.
By:	Deerfield Capital Management LLC
As its Collateral Manager,
as Lender

/s/ Dante Arciero
Name:	Dante Arciero
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Pacifica CDO IV Ltd,
as Lender

/s/ Ronald M. Grobeck
Name:	RONALD M. GROBECK
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Pacifica CDO V Ltd,
as Lender

/s/ Ronald M. Grobeck
Name:	RONALD M. GROBECK
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Pacifica CDO VI Ltd,
as Lender

/s/ Ronald M. Grobeck
Name:	RONALD M. GROBECK
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Westwood CDO I Ltd,
as Lender

/s/ Ronald M. Grobeck
Name:	RONALD M. GROBECK
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Fifth Third Bank,
as Lender

By:	/s/ Matthew Cannan
	Name:	Matthew Cannan
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ING CAPITAL LLC,
as Lender

/s/ Lawrence P. Eyink
Name:	Lawrence P. Eyink
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Grand Central Asset Trust, LBAM Series
as Lender

/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	ATTORNEY-IN-FACT

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Wells Fargo Bank NA,
as Lender

/s/ Julia Vexler
Name:	Julia Vexler
Title:	Relationship Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

CALYON NEW YORK BRANCH,
as Lender

/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

/s/ Brian Myers
Name:	Brian Myers
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

PACIFIC FUNDING LLC,
as Lender

/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

PPM MONARCH BAY FUNDING LLC, as Lender

/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Del Mar CLO I, Ltd.
By:	Caywood-Scholl Capital Management, LLC.
As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

SERVES 2006-1, Ltd., as Lender

/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
David C. Wagner - Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

PPM GRAYHAWK CLO, LTD., as Lender

/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
David C. Wagner - Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company, as Lender

/s/ David C. Wagner
David C. Wagner
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

JERSEY STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (JLX), as Lender

By:	/s/ David J. Cobey
As authorized representative and not individually

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (MLX), as Lender

By:	/s/ David J. Cobey
As authorized representative and not individually

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

JP Morgan Chase Bank, N.A., as Lender

/s/ Andrew Ray
Name:	Andrew Ray
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Fridson Credit Strategies Master Fund, LP, as Lender

By:	/s/ David Teolis
	Name:	David Teolis
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

HarbourView CLO 2006-1,
as Lender

/s/ Brad Hebert
Name:	Brad Hebert
Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Doral Money, Inc.
as Lender

/s/ Dennis Talley
Name:	Dennis Talley
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF Dec. 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares

Name: Dean T. Criares
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management
as Lender

/s/ Philip Yarrow
Name: PHILIP YARROW
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Zodiac Fund – Morgan Stanley US Senior Loan Fund By: Morgan Stanley Investment Management Inc. as Investment Manager
as Lender

/s/ William A. Housey Jr.
Name: WILLIAM A. HOUSEY JR.
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LightPoint CLO 2004-1, Ltd.,
as Lender

/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LightPoint CLO IV, Ltd.,
as Lender

/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

LightPoint CLO VII, Ltd.,
as Lender

/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Airlie CLO 2006-I, Ltd.,
as Lender

/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management
as Lender

/s/ Philip Yarrow
Name: PHILIP YARROW
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

VAN KAMPEN Dynamic Credit Opportunities Fund By: Van Kampen Asset Management
as Lender

/s/ Philip Yarrow
Name:	PHILIP YARROW
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager
as Lender

/s/ William A. Housey Jr.
Name:	WILLIAM A. HOUSEY JR.
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager
as Lender

/s/ Scott Fries
Name:	SCOTT FRIES
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Morgan Stanley Prime Income Trust
as Lender

/s/ Scott Fries
Name:	SCOTT FRIES
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager
as Lender

/s/ William A. Housey Jr.
Name:	WILLIAM A. HOUSEY JR.
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF 12-7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manger
as Lender

/s/ Scott Fries
Name:	SCOTT FRIES
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF DECEMBER 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ISRAEL DISCOUNT BANK OF NEW YORK,
as Lender

/s/ Edward Behnen
Name: Edward Behnen
Title: Assistant Vice President

/s/ Jeffrey Ackerman
Name: Jeffrey Ackerman
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ColumbusNova CLO Ltd. 2006-II
,
as Lender

/s/ David Felty
Name:	David Felty
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ColumbusNova CLO Ltd. 2007-I
,
as Lender

/s/ David Felty
Name:	David Felty
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Concerto Credit Opportunity Master Fund I, LP
As Lender

/s/ Robert A. Brown
Name:	Robert A. Brown
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

Capital One Leverage Finance Corp.,
As Lender

/s/ Ron Walker
Name: Ron Walker
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

ColumbusNova CLO IV Ltd. 2007-II

,
As Lender

/s/ David Felty
Name:	David Felty
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF December 7, 2009, TO THE GOODMAN GLOBAL, INC. TERM LOAN CREDIT AGREEMENT, DATED AS OF FEBRUARY 13, 2008.

To approve Amendment No. 1:

RAYMOND JAMES BANK, FSB,
As a Lender

/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Vice President – Senior Corporate Banker

AGREEMENT AND CONSENT OF GUARANTORS

In accordance with Section 13 herein the amendments set forth herein are agreed and consented to by each of the below named Guarantors and each such Guarantor affirms the obligations of such Guarantor under the Guarantee.

CHILL INTERMEDIATE HOLDINGS, INC., as Guarantor

By:	/s/ Lawrence M. Blackburn
Name: LAWRENCE M. BLACKBURN
Title: EVP & CFO

GOODMAN APPLIANCE HOLDING COMPANY,

GOODMAN CANADA, L.L.C.,

GOODMAN DISTRIBUTION SOUTHEAST, INC.,

GOODMAN DISTRIBUTION, INC.,

GOODMAN GLOBAL HOLDINGS, INC.,

GOODMAN HOLDING COMPANY,

GOODMAN HOLDING COMPANY, L.L.C.,

GOODMAN II HOLDINGS COMPANY, L.L.C.,

GOODMAN MANUFACTURING I LLC,

GOODMAN MANUFACTURING II LLC,

GOODMAN SALES COMPANY and

QUIETFLEX HOLDING COMPANY, as Guarantors

By:	/s/ Lawrence M. Blackburn
Name: LAWRENCE M. BLACKBURN
Title: EVP & CFO

[Signature Page to Goodman Global Term Loan Amendment No. 1]

GOODMAN COMPANY, L.P., as Guarantor

By: GOODMAN HOLDING COMPANY, its general partner

By:	/s/ Lawrence M. Blackburn
	Name:	LAWRENCE M. BLACKBURN
	Title:	EVP & CFO

GOODMAN MANUFACTURING COMPANY, L.P., as Guarantor

By: GOODMAN HOLDING COMPANY, its general partner

By:	/s/ Lawrence M. Blackburn
	Name:	LAWRENCE M. BLACKBURN
	Title:	EVP & CFO

NITEK ACQUISITION COMPANY, L.P., as Guarantor

By: GOODMAN HOLDING COMPANY, its general partner

By:	/s/ Lawrence M. Blackburn
	Name:	LAWRENCE M. BLACKBURN
	Title:	EVP & CFO

QUIETFLEX HOLDING COMPANY, L.P., as Guarantor

By: QUIETFLEX HOLDING COMPANY, its general partner

By:	/s/ Lawrence M. Blackburn
	Name:	LAWRENCE M. BLACKBURN
	Title:	EVP & CFO

[Signature Page to Goodman Global Term Loan Amendment No. 1]